Shareholders' Equity (Details) - Schedule of black scholes valuation model to determine the fair value of the options issued	3 Months Ended
Mar. 31, 2022 USD ($) $ / shares
Schedule of black scholes valuation model to determine the fair value of the options issued [Abstract]
Fair Value per Share (in Dollars per share) | $ / shares	$ 2
Expected Term	6 years 6 months
Expected Dividend (in Dollars) | $
Expected Volatility	107.88%
Risk free rate	1.89%